Exhibit 32.1     Section 1350 Certification

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of North Central Bancshares, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David M. Bradley, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

March 9, 2012                                                                            /s/ David M. Bradley
                                                                                                    David M. Bradley
                                                                                                    President and Chief Executive Officer

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